                                  EXHIBIT 31.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         I, Yermek Kudabayev, certify that:

         (1) I have reviewed this Quarterly Report on Form 10-QSB of Bekem
Metals, Inc. (the "Company");

         (2) Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this
Quarterly Report;

         (3) Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Quarterly Report;

         (4) The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have:

         (a)      Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to us by others within those entities, particularly
                  during the period in which this quarterly report is being
                  prepared;

         (b)      Evaluated the effectiveness of the Company's disclosure
                  controls and procedures and presented in this report our
                  conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this
                  Quarterly Report based on such evaluation; and

         (c)      Disclosed in this Quarterly Report any change in the Company's internal controls over financial reporting that occurred
                  during the Company's most recent fiscal quarter that has
                  materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial
                  reporting; and

         (5) The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons fulfilling the equivalent function):

         (a)      All significant deficiencies and material weaknesses in the design or operation of internal controls over financial
                  reporting which are reasonably likely to adversely affect the
                  Company's ability to record, process, summarize and report financial information; and

         (b)      Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                  Company's internal controls over financial reporting.

Date: August 14, 2006                             By: /s/ Yermek Kudabayev
                                                     Yermek Kudabayev,
                                                     Principal Financial Officer